UNITED STATES

              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       Current Report
               Pursuant To Section 13 or 15(d)
           of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 22, 2014

     Commission File Number of issuing entity: 333-184376-10

                 COMM 2013-CCRE13 Mortgage Trust
   (Exact name of issuing entity as specified in its charter)

         Deutsche Mortgage & Asset Receiving Corporation
      (Exact name of depositor as specified in its charter)

            Cantor Commercial Real Estate Lending, L.P.
       (Exact name of sponsors as specified in its charter)

               German American Capital Corporation
       (Exact name of sponsor as specified in its charter)

                   KeyBank National Association
       (Exact name of sponsor as specified in its charter)

                    Liberty Island Group I LLC
       (Exact name of sponsor as specified in its charter)

                            New York
   (State or other jurisdiction of incorporation or organization of the issuing entity)


                   Lower Tier Remic 46-4293300
                   Upper Tier Remic 46-4521829
                  SLG MTG Loan REMIC 46-4507014
                     Grantor Trust 46-7239387
               (I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
                1761 East St. Andrew Place, Santa Ana CA
    (Address of principal executive offices of the issuing entity)

                              92705
                            (Zip Code)

                          (212) 250-2500
              (Telephone number, including area code)

                               NONE
    (Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 6.02 - Change of Servicer or Trustee
As described in the Propectus Supplement (SEC File Number 333-184376-10) filed by the issuing entity known as COMM 2013-CCRE13 Mortgage Trust (the "Trust") with the Securities and Exchange Commission on December 19, 2013 pursuant to Rule 424(b)(5), the mortgage loan held by the Trust know as the 60 Hudson Street mortgage Loan evidenced by a promissory note designated as Note A-1 (the "60 Hudson Street mortgage loan") with an outstanding principal balance as of the cut-off date of $125,000,000 and the related pari passu companion loan evidenced by a promissory nots designated as Note A-2 (the "60 Hudson Street companion loan" and, together with the 60 Hudson Street mortgage loan, the "60 Hudson Street loan combination") with and outstanding principal balance as of the cutt-off date of $155,000,000 (which is currently held by COMM 2014-CCRE14 Mortgage Trust) are required to be specially serviced under, and by the special servicer designated in, the pooling and servicing agreement entered into in connection with the securitization of the 60 Hudson Street companion loan.

The closing date of the securitization of the 60 Hudson Street companion loan occurred on January 22, 2014. In connection with that securitization, on January 22, 2014 the Pooling and Servicing Agreement dated as of January 1, 2014 (the "CCRE14 PSA") relating to the issuing entity known as COMM 2014-CCRE14 Mortgage Trust was entered into among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors,
LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

As a result of the securitization of the 60 Hudson Street companion loan, on January 22, 2014, Wells Fargo Bank, National Association, a national banking association, was replaced as special servicer with respect to the 60 Hudson Street loan combination, and Rialto Capital Advisors, LLC, a Delaware limited liability company ("Rialto"), as the special servicer under CCRE14 PSA, became the successor special servicer with respect to the 60 Hudson Street loan combination.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)


/s/ Helaine M. Kaplan
Name:  Helaine M. Kaplan
Title: President


/s/ Andrew Mullin
Name:  Andrew Mullin
Title: Vice President, Treasurer,
       Chief Financial Officer and
       Chief Accounting Officer

Date: January 24, 2014